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                                                                EXHIBIT 10.14(b)

                                  LEASE SUMMARY

                                    LENEXA KS

LESSOR:                    Belger Cartage Service Inc.
                           2100 Walnut
                           Kansas City, MO 64108
                           Attn:  C. Richard Belger

LESSEE:                    Wheeling-Pittsburgh Steel Corporation
                           1134 Market Street
                           Wheeling, WV  26003

LOCATION:                  9801 Alden Avenue
                           Lenexa, KS 66285-5087

PREMISES:                  a parcel of land containing approximately 12 acres,
                           together with the main manufacturing building, offices (4,566.12 SF) and building (72,000 SF), for a combined total of 76,500 SF.

PURPOSE: General office, warehousing, distribution, manufacturing and servicing purposes.

TERM: Three (3) years, commencing March 1, 2002 and ending on February 28, 2005

RENEWAL:                   None

BASE RENT:                 $471,208.35 per year, $3.00 per sq. ft. per year
                           absolute triple net, payable $39,267.36 on the first day of each month.

ADDITIONAL RENT:           Taxes and Insurance Premiums

SECURITY DEPOSIT:          $39,267.36 to be returned in full at lease-end.

TAXES:                     Tenant pays all taxes.

UTILITIES:                 Tenant pays all utilities.

INSURANCE:                 Tenant pays for property, liability, and worker's
                           compensation insurance.

ENVIRONMENTAL INDEMNITY:   Incidents caused by Tenant are to be cured by Tenant.
                           Incidents caused by Landlord are to be cured by Landlord. Incidents caused by Third Parties are to be either cured by Landlord or caused to be cured by Landlord. Landlord indemnifies Tenant for incidents caused by other parties.

SUBLEASE:                  Prior written consent from Landlord needed before
                           subletting. Such consent shall not be unreasonably withheld by Landlord.

ALTERATIONS:               Must have Landlord's prior written consent and
                           approval of plans and contractors. All work at Tenant's sole expense.

MAINTENANCE:               Tenant to pay all operating, maintenance, and repair
                           expenses. Landlord under no obligation to expend any monies with regard to Leases Premises.

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                                      LEASE

         THIS LEASE, made and entered into this 27th day of March, 2000, by and between LENEXA ALDEN, LLC ("Landlord"), and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("Tenant"), upon the following terms and conditions:

                                    ARTICLE I

                                 GRANT AND TERM

         1.01 Leased Premises. Landlord demises and leases to Tenant, and Tenant rents from Landlord, the real property described on Exhibit "A" attached hereto and incorporated herein and the buildings, improvements, cranes and air compressors located thereon (collectively, the "Leased Premises"), located in Lenexa, Johnson County, Kansas ("State").

         1.02 Term. The term of this Lease shall be for a period of three hundred sixty-four (364) days, commencing on April 1, 2000 (the "Commencement Date") and expiring at 12:01 a.m. on March 30, 2001.

         1.03 Acceptance of Leased Premises. The parties acknowledge that Tenant is thoroughly familiar with the condition of the Leased Premises. For this reason, the occupancy by Tenant shall be deemed to be an acceptance of the Leased Premises "AS IS" without warranty or representation.

                                   ARTICLE II

                                      RENT

         2.01 Minimum Monthly Rental. In addition to the other provisions contained herein, minimum rental shall be payable to Landlord in monthly installments of Thirty-nine Thousand two hundred sixty-seven and 36/100 Dollars ($39,267.36) in advance, without demand, setoff or deduction, on the first (1st) day of each and every month throughout the Lease term and should be delivered to Lenexa Alden, LLC, c/o Coulson & Company, 3520 W. 75th St., Ste. 201, Prairie Village, Kansas 66208, Attn: Fred N. Coulson, III, or at such other place designated by Landlord. Minimum rental for any fractional month shall be prorated and payable in advance. In the event that Tenant takes possession of the Leased Premises prior to the Commencement Date, Tenant shall pay Landlord a pro rata share of the above-described Minimum Monthly Rental for each day Tenant is in possession.

         2.02 Taxes. Tenant shall pay to Landlord during the term of this Lease as additional rent, the real estate taxes and special taxes and assessments (collectively, the "taxes") attributable to the Leased Premises. Landlord shall bill Tenant for said taxes on a monthly basis, based on one-twelfth (1/12) of the estimated annual amount for taxes and Tenant shall pay said costs for taxes on a monthly basis, together with Tenant's payment of monthly minimum rent. Landlord agrees to supply to Tenant, upon written request, a copy of the prior assessment bill of any governmental agencies owed tax. Taxes for any fractional calendar year during the term hereof shall be prorated. In the event Tenant does not make said payment monthly, Tenant shall be in default of this Lease. Additionally, with respect to taxes:

                  (a) Right to Contest Taxes. Landlord may, at its expense, contest any and all such real estate taxes. If the result of any such contest shall be a reduction in the amount of the real estate taxes so contested, that portion of each refund or recovery from the taxing authorities with respect to such real estate taxes which is in the same proportion of the total refund or recovery as Tenant's share of taxes, shall belong to Tenant, and the balance shall belong to Landlord. If Landlord shall contest the amount of any such real estate taxes without participation by Tenant in

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         the cost and expenses of such proceedings, each refund or recovery from the taxing authorities with respect to such real estate taxes shall belong to Landlord unless Tenant shall promptly after receiving notice from Landlord of such refund or recovery reimburse Landlord its proportionate share of all costs and expenses incurred by Landlord in such proceedings.

                  (b) Municipal, County. State or Federal Taxes. Tenant shall pay, before delinquency, all municipal, county and state or federal taxes assessed against any leasehold interest of Tenant or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Leased Premises.

                  (c) Real Estate Tax. Real estate tax means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Leased Premises; (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Leased Premises by any governmental agency;
         (iii) any tax imposed upon this transaction, or based upon a reassessment of the Leased Premises due to a change in ownership or transfer of all or part of Landlord's interest in the Leased Premises; and (iv) any charge or fee replacing any tax previously included within the definition of real property tax.

         2.03 Late Charge - Interest on Delinquent Rent. If, on more than one occasion during any year of the term of this Lease, Tenant shall fail to pay when due any minimum rent provided herein, then beginning on the second such occasion and each occasion thereafter during the year in question, Tenant shall pay to Landlord a "late charge" of three cents ($.03) for each dollar so overdue to defray part of the cost of collection. In addition, all delinquent minimum rent shall accrue interest at a rate equal to the lesser of one and one-half percent (1.5%) per month, or the maximum rate permitted by law, from the due date of such payment and shall constitute additional rent payable by Tenant under this Lease and shall be payable by Tenant to Landlord upon demand.

                                   ARTICLE III

                          CONDUCT OF BUSINESS BY TENANT

         3.01 Use of Premises. Tenant shall use the Leased Premises solely for the purpose of general office, warehousing, distribution, manufacturing and servicing purposes, and for no other business or purpose without the prior written consent of Landlord.

                                   ARTICLE IV

                          ALTERATIONS, LIENS AND SIGNS

         4.01 Alterations. Tenant shall not, without Landlord's prior written consent, either make or cause to be made any alterations, including additions and improvements, to the Leased Premises or to any exterior signs, shades, or awnings. Consent shall include approval of Tenant's plans and contractors. Any alterations, additions or improvements consented to by the Landlord shall be made at Tenant's sole expense. Tenant shall provide its own trash containers for construction debris; use service entrances to the Leased Premises, if any; conduct no core drillings during business hours; and disrupt occupants of adjoining properties as little as possible. Tenant shall secure any and all governmental permits, approvals, or authorizations required in connection with any such work and shall hold Landlord harmless from any and, all liability, costs, damages, expenses (including attorneys' fees) and liens resulting therefrom. All alterations (expressly including all light fixtures and floor coverings, except trade fixtures, appliances and equipment that do not become a part of the Leased Premises), shall immediately become the property of the Landlord unless Landlord shall, at its option, require that Tenant remove the same at the expiration of the Lease term, in which event Tenant shall restore the Leased Premises to its prior condition. In making

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any such alterations, Tenant agrees that Tenant is not the agent of Landlord.
Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

         4.02 Tenant Shall Discharge All Liens. Tenant shall promptly pay its contractors and materialmen for all work done and performed by or on behalf of Tenant, so as to prevent the assertion or imposition of liens upon or against the Leased Premises, and shall, upon request provide Landlord with lien waivers, and should any such lien be asserted or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord. In the event Tenant fails to remove said lien within said ten (10) days, Landlord may at its sole option elect to satisfy and remove the lien by paying the full amount claimed or otherwise, without investigating the validity thereof, and Tenant shall pay Landlord upon demand the amount paid out by Landlord in Tenant's behalf, including Landlord's costs and expenses with interest or Tenant shall be in default hereunder. Landlord's election to discharge liens as provided hereunder shall not be construed to be a waiver or cure of Tenant's default hereunder.

         4.03 Signs, Awnings and Canopies. Tenant will not, without Landlord's prior written consent, place or suffer to be placed or maintained upon the roof or on any exterior door, wall, or window of the Leased Premises, any sign, or advertising matter or other thing of any kind except such signs or advertising matter that are on the building as of the date hereof. All signs, or other thing so installed by Tenant shall at all times be maintained by Tenant, at its expense, in good condition and repair.

                                    ARTICLE V

               MAINTENANCE OF LEASED PREMISES, SURRENDER AND RULES

         5.01 Net Lease. It is the intention of the parties and they hereby agree that this shall be an absolutely net Lease, and the Landlord shall have no obligation to provide any services, perform any acts or pay any expenses, charges, obligations or costs of any kind whatsoever with respect to the Leased Premises, and Tenant hereby agrees to pay one hundred percent (100%) of any and all Operating Expenses as hereafter defined for the entire term of the Lease in accordance with specific provisions hereinafter set forth. The term "Operating Expenses" shall include, but shall not be limited to, the total costs and expenses incurred in operating, maintaining, protecting, managing, replacing and repairing the exterior and interior of the building and all building facilities on the Leased Premises, the parking and sidewalk areas on the Leased Premises, and any other improvements on the Leased Premises, including, without limitation, the cost and expense of the following: snow removal, maintenance of landscaping, planting, replanting, and replacing flowers, shrubbery, and other plantings; repairs and maintenance, painting and decorating of the building and other improvements; electricity, water, gas and other utilities (including, without limitation, all expenditures intended to reduce the cost of any utilities); maintenance, repair and replacement of fixtures and bulbs; sanitary control, extermination, and sump maintenance and improvements; removal of rubbish, garbage and other refuse; sewer charges; structural and building repairs and replacements; heating, ventilating and air conditioning the building; cleaning and janitorial services; maintenance of lavatories; maintenance and repair of all doors and glass, roof and exterior walls and glass; fire sprinkler systems; maintenance, repair and replacement of the cranes and air compressors located on the Leased Premises and all other expenditures with respect to the operation, repair, maintenance, protection and management of the Leased Premises; provided, however, that nothing contained herein shall be construed to require Tenant to pay any Operating Expenses that would result in the Leased Premises being upgraded to a condition better than the condition of the Leased Premises on the date hereof. It is specifically understood and agreed that Landlord shall have no obligation to expend any monies with regard to the Leased Premises during the term of this Lease and any extensions thereof.

          5.02 Surrender of Premises. At the expiration of the tenancy hereby created, Tenant shall peaceably surrender the Leased Premises, including all alterations, additions, improvements, decorations, and repairs made thereto (but excluding all trade fixtures, equipment, signs, and other personal property

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owned by Tenant, any free standing signs, any power wiring or power panels;
lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; or other similar building operating equipment and decorations), broom clean and in good condition and repair, reasonable wear and tear excepted. Tenant shall remove all its property not required to be surrendered to Landlord before surrendering the Leased Premises as aforesaid, and shall repair any damage to the Leased Premises caused thereby. Any personal property remaining in the Leased Premises at the expiration of the lease period shall be deemed abandoned by Tenant and Landlord may claim the same and shall in no circumstances have any liability to Tenant therefor.

         5.03 Roof During the term of this Lease, Tenant shall be responsible for the maintenance and repair of the roof system of the building. Tenant acknowledges that as of the Commencement Date, the roof system contains the following problem areas: (i) the membrane adhesion to the perimeter edge trim has failed; (ii) the membrane is losing its adhesion to the insulation;
(iii) several areas of ponding water exist on the roof; (iv) the gutter is too small to collect water that comes off of the roof; and (v) the expansion joint requires repair because fasteners are backing out of the flashing.

Tenant acknowledges the above-described problems and agrees to initiate a maintenance program and to correct the above problems prior to the expiration of the term of this Lease. Upon the expiration of the term of this Lease, the roof should be returned to Landlord in reasonably weather tight condition with above-described problems having been repaired to Landlord's reasonable satisfaction.

          5.04    Miscellaneous.

                  (a) Tenant shall not permit on the Leased Premises any act or practice which is unlawful, immoral, or which might injure the reputation of the Leased Premises.

                  (b) Tenant shall keep the Leased Premises free and clear of rodents, bugs and vermin.

                  (c) Tenant shall keep the Leased Premises orderly, neat, clean and free from rubbish and trash at all times and to permit no refuse to accumulate around the exterior of the Leased Premises. Tenant shall not burn any trash, rubbish or garbage in or about the Leased Premises, except in a sanitary and inoffensive manner inside the Leased Premises or in screened areas approved by Landlord, and Tenant shall cause the same to be removed at reasonable intervals.

                                   ARTICLE VI

                             INSURANCE AND INDEMNITY

         6.01 Property Insurance. Throughout the term of this Lease and any extensions thereof, Tenant shall obtain and pay for fire and extended coverage insurance for the building and other improvements on the Leased Premises, with a comprehensive "all risk" endorsements, as well as a loss of rental and vandalism endorsement, and shall show the Landlord as the named insured thereon with Landlord's lender as an additional named insured therein. Tenant shall at all times keep such insurance in force and provide Landlord with copies of certificates evidencing said coverage. The policies shall be in form and content as reasonably required by Landlord and shall be issued by an insurance company reasonably approved by Landlord. It is understood and Tenant agrees that such policy(s) shall provide for full replacement cost coverage and that such amount of coverage shall be subject to increase at least annually so as to provide full insured hazard or risk loss coverage and as otherwise may be reasonably determined by Landlord. If Tenant fails to keep said insurance in effect, then Landlord may, but shall not be required to, immediately obtain insurance coverage as provided for herein. In the event that the insurance required to be maintained by Tenant pursuant to this Section shall be insufficient to fully repair and restore the Leased Premises, Tenant shall upon demand, regardless of whether Landlord shall elect or be required to repair or restore

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the Leased Premises, pay to Landlord the difference between the insurance proceeds payable on account of such casualty and the cost of completing the full repair and restoration of the Leased Premises.

         6.02 Waiver of Subrogation. Each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other peril which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful acts of either of the parties hereto. The parties further covenant that any insurance obtained on their respective properties shall contain an appropriate provision whereby the insurance company or companies consent(s) to the mutual release of liability contained in this paragraph.

         6.03 Liability Insurance. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant and permitted subtenants of Tenant in the Leased Premises in which the limits of coverage shall be $2,000,000 per occurrence for bodily and/or personal injuries, and in which the coverage for property damage liability shall be $1,000,000 or a combined single limit of $2,000,000 per occurrence and in the annual aggregate. The policy shall be in form reasonably approved by Landlord, shall name Landlord and Tenant as named insureds, and shall contain a clause that the insurer will not cancel, materially modify or fail to renew the insurance without first giving Landlord thirty (30) days' prior written notice. The insurance shall be issued by an insurance company, reasonably approved by Landlord, and a copy of a certificate of insurance shall be delivered to Landlord. The policy shall insure Tenant's performance of the indemnity provisions below.

         6.04 Indemnification of Landlord. Tenant will protect, indemnify, defend and save harmless Landlord, its agents and servants, from and against any and all claims, actions, damages, suits, judgments, decrees, orders, liability and expense (including, without limitation, reasonable attorneys' fees) in connection with (i) any accident, loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or about the Leased Premises, or in the occupancy or use by Tenant of the Leased Premises or any part thereof, or (ii) performance of any labor or services or the furnishing of any materials or other property on or to the Leased Premises or any part thereto, occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sublessees, or concessionaires, unless the same be caused by the willful misconduct of Landlord. In case any such action, suit or proceeding shall be brought against Landlord by reason of any such occurrence, Tenant, upon Landlord's request, will at Tenant's expense resist and defend such action, suit or proceeding, or cause the same to be defended by counsel, reasonably acceptable to Landlord. The obligations of Tenant as aforesaid shall survive the termination of this Lease.

         6.05 Worker's Compensation. Tenant shall maintain worker's compensation insurance in accordance with the requirements of Kansas law.

         6.06 Additional Rent. If Tenant shall not comply with its covenants made in this Article VI, Landlord may cause insurance as aforesaid to be issued, in such event Tenant agrees to pay, as additional rent, the premium for such insurance upon Landlord's demand.

                                   ARTICLE VII

                                    UTILITIES

         7.01 Utility Charges. Tenant shall contract in its own name and be solely responsible for and promptly pay all charges for heat, water, gas, sewer, electricity, or any other utility or service used on or attributable to the Leased Premises.

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                                  ARTICLE VIII

                                PRIORITY OF LEASE

         8.01 Subordination. Landlord shall have the right to transfer, mortgage, assign, pledge, and convey in whole or in part the Leased Premises, this Lease and all rights of Landlord existing and to exist, and rents and amounts payable to it under the provisions hereof, and nothing herein contained shall limit or restrict any such right, and the rights of the Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such right of the Landlord, including, but not limited to, the lien of any mortgage, deed of trust or security agreement now or hereafter placed upon the Leased Premises and to all renewals or modifications thereof. Said subordination shall not require the agreement or consent of Tenant, but Tenant covenants and agrees, if requested, to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by the Landlord and/or any mortgagee, proposed mortgagee or holder of any security agreement. Notwithstanding anything set out in this Lease to the contrary, in the event the holder of any mortgage or deed of trust elects to have this Lease superior to its mortgage or deed of trust, then, upon Tenant being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage or deed of trust, whether this Lease is adopted prior to or subsequent to the date of said mortgage or deed of trust.

         8.02 Notice to Landlord of Default. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make any claim against Landlord for the payment of money, Tenant will not make such claim or exercise such right until it has given written notice of such act or omission to:

                  (a)      the Landlord; and

                  (b) the holder of any mortgage, deed of trust or other security instrument as to whom Landlord has instructed Tenant to give copies of all of Tenant's notices to Landlord; and

after thirty (30) days shall have elapsed following the giving of such notice, during which such parties or any of them has not commenced diligently to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under applicable provisions of law.

         8.03 Estoppel Certificate. Tenant agrees, at any time, and from time to time, upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the lease, stating the dates to which rent, and other charges, if any, have been paid, that the lease term has commenced, Tenant is occupying the Leased Premises and is open for business, and stating whether or not there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by the Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee of any mortgage affecting the Leased Premises. Tenant shall also, on ten (10) days written notice, provide an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to any such encumbrance holder in the event of any casualty damage to the Leased Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder

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a reasonable length of time after notice to cure or cause the curing of such default before exercising Tenant's right of self-help under this Lease, if any, or terminating or declaring a default under this Lease.

         8.04 Attornment. At the option of the holder of any mortgage affecting the Leased Premises, Tenant agrees that no foreclosure of a mortgage affecting the Leased Premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein, or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon the request of the holder of any such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such party or parties or to the purchaser of the mortgaged Leased Premises in foreclosure whereby Tenant attorns to such successor in interest.

                                   ARTICLE IX

                            ASSIGNMENT AND SUBLETTING

         9.01 Consent Required. Tenant shall not voluntarily or involuntarily assign, transfer or encumber this Lease in whole or in part, nor sublet all or any part of the Leased Premises without following the procedures detailed herein and the prior written consent of Landlord in each instance. Notwithstanding the foregoing, Tenant may assign this Lease without Landlord's consent, to any corporation which controls, is controlled by, or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires substantially all of the assets of Tenant, provided that such assignee assumes, in full, the obligations of Tenant under this Lease. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof.

         Landlord shall have the right to sell, convey, encumber, transfer or assign all or any part of its interest in the Leased Premises or its interest in this Lease. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, transfer or assignment, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease.

                                    ARTICLE X

                       WASTE, GOVERNMENTAL REGULATIONS AND

                              HAZARDOUS SUBSTANCES

         10.01 Waste or Nuisance. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of occupants of adjoining properties.

         10.02 Governmental Regulations. Tenant shall, at its sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force, including but not limited to all applicable federal, state and local laws pertaining to air and water quality, hazardous waste, waste disposal, air emissions and other environmental matters and rules, regulations and ordinances of the United States Environmental Protection Agency and all other applicable federal, state and local agencies and bureaus.

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         10.03    Hazardous Substances. Except for those substances used and/or generated by Tenant during the time Tenant owned the Leased Premises, Tenant shall not, without Landlord's written consent, keep any substances designated as, or containing components designated as hazardous, dangerous, toxic or harmful, and/or subject to regulations under any federal, state or local law, regulations or ordinance on or around the Leased Premises. Tenant shall not install any underground storage tanks on the Leased Premises without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Tenant shall be fully and completely liable to Landlord and shall indemnify, defend and hold Landlord harmless from any and all government-required cleanup costs and any and all other charges, fees (including reasonable attorneys' fees) or penalties relating to the use, disposal, transportation, generation or sale of hazardous substances by Tenant on the Leased Premises.

                                   ARTICLE XI

                         DESTRUCTION OF LEASED PREMISES

         11.01 Total or Partial Destruction. If the Leased Premises shall be partially or totally destroyed by fire or other casualty insurable under full standard fire and extended coverage casualty insurance, so as to come partially or totally untenantable, the same (unless Tenant shall elect not to rebuild as hereinafter provided) shall be repaired and restored by and at the cost of Tenant so long as Landlord and Landlord's lender make all casualty insurance proceeds available to Tenant for said construction, and a just and proportionate part of the minimum rent, as provided for hereinafter, shall be abated until the Leased Premises are so restored.

                  (i) If more than one-third (1/3) of the total floor area of the building on the Leased Premises shall be destroyed or damaged by fire or other casualty, and if the unexpired portion of the term of this Lease shall be two (2) years or less at the date of the damage, or (ii) if Landlord or its lender refuse or are unable to make casualty insurance proceeds available to Tenant, then Tenant may elect not to repair or rebuild by giving written notice within sixty (60) days after such occurrence (or Landlord or its lender's election not to make casualty insurance proceeds available) of its election to terminate this Lease; otherwise, Tenant shall proceed with such reconstruction by and at the cost of Tenant with reasonable speed after such occurrence.

         11.02 Abatement of Rent. In the event that Tenant shall exercise the right given heretofore to terminate, then this Lease and the terms hereof shall cease as of the date of such damage or destruction, and all rent or other charges payable by Tenant shall be prorated to the date of such damage or destruction. In the event that this Lease is not canceled and Tenant has maintained loss of rental insurance pursuant to Section 6.01 of this Lease, then the minimum rent shall be abated or reduced proportionately during any period in which the Leased Premises are rendered wholly or partially untenantable to the extent such damage or destruction shall interfere with the operation of Tenant's business in the Leased Premises and to the extent of coverage for such loss of rent under the applicable insurance. Such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with Landlord's substantial completion of such work or repair or restoration as Tenant is obligated or elects to do, as the case may be, and as in this Article provided.

                                   ARTICLE XII

                                 EMINENT DOMAIN

         12.01 Total Condemnation. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, or be conveyed in lieu of any such taking, or if a part of the Leased Premises shall be so acquired or condemned, and if such partial taking or acquisition renders the Leased Premises unsuitable for the business of Tenant, then the term of this Lease shall cease and terminate as of the date of the transfer of title and all rentals shall be paid up to that date.

         12.02 Partial Condemnation. In the event of a partial taking, or conveyance of the Leased Premises in lieu thereof, which is not extensive enough to render the Leased Premises unsuitable for the business of Tenant, the Landlord to the extent possible shall promptly restore the Leased Premises to a condition comparable to its condition immediately prior to such taking (less the portion lost in the taking), and this Lease shall continue in full force and effect. In such case minimum rent shall be abated on a fair and equitable basis to the extent only of any reduction, if any, in the area of the Leased Premises resulting from such taking and not restored.

         12.03 Damages. In the event of any condemnation, taking, or conveyance in lieu thereof, as hereinbefore provided, whether whole or partial, Tenant shall not be entitled to any part of the award or price, as damages or otherwise, for such condemnation, taking, or conveyance, and Landlord shall receive and be entitled to the full amount of such award, except to the extent provided immediately below. Tenant hereby expressly waives any right or claim to any part thereof and assigns to Landlord its interest therein; provided, however, that where the taking is such as results in a termination of the Lease pursuant to other provisions of this Article, that, notwithstanding anything herein to the contrary, Landlord shall not be entitled to that portion, if any, of a separate award made specifically to Tenant in its own name for loss of Tenant's business or depreciation to and cost of removal of its stock, trade fixtures and equipment which it is entitled to remove. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

         12.04 Tenant's Damages. To the extent the amount recoverable by Landlord, as hereinabove set forth, is not diminished thereby, Tenant shall have the right to claim and recover from the condemning authority (but not from Landlord) such compensation as may be separately awarded to Tenant in Tenant's own name and right on account of all damage to Tenant's business by reason of the condemnation and any cost which Tenant may incur in removing from the Leased Premises its property.

                                  ARTICLE XIII

                                DEFAULT OF TENANT

         13.01 Default. The following shall constitute a default or an "Event of Default" under this Lease:

                  (a) failure of Tenant to pay any rental or charge due hereunder (it being understood that Tenant's obligation to pay any rental herein is an independent covenant and that Tenant will pay such rental without offset or deduction); or

                  (b) Tenant's failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice thereof; provided Tenant has not commenced diligently to remedy such failure; or

                  (c) if Tenant shall become bankrupt or insolvent, or file or have filed against it any bankruptcy proceedings, or take or have taken against it in any court pursuant to any statute, either of the United States or of any state, a petition of bankruptcy or insolvency, or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or

                  (d) if Tenant shall abandon the Leased Premises, or suffer this Lease to be taken under any writ of execution; or

                  (e) if the Tenant shall default in the timely payment of rent, taxes or insurance three times in any twelve month period notwithstanding the fact that any such default shall have been cured.

         If any Event of Default occurs the Landlord, besides all such other rights or remedies it may have hereunder, or in law in equity, shall have the immediate right to enter the Leased Premises and take possession thereof and of all permanent improvements thereon and may remove all persons and property from the Leased Premises by force, summary action, or otherwise, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process, and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Tenant agrees to quit and deliver up the possession of the Leased Premises, including permanent improvements to the Leased Premises, when this Lease terminates by limitation or in any other manner provided for herein.

         13.02 Remedies. If an Event of Default occurs, the Landlord may elect to reenter, as herein provided, or take possession pursuant to legal proceedings or pursuant to any notice provided for herein, and it may either terminate this lease, or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the Leased Premises and relet said Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second to the payment of any costs and expenses of such reletting, including brokerage fees and reasonable attorneys' fees, and of costs of such alterations and repairs; third to the payment of the most current rent owed at that time; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder from Tenant. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall be liable for the payment of such deficiency to Landlord. Such deficiency shall be calculated and become payable monthly. No such reentry or the taking of possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease or to accept a surrender thereof unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any Event of Default, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. Any reletting shall be done in such a manner as Landlord may deem proper, and if Tenant believes Landlord's efforts are not sufficient, Tenant shall so notify Landlord in writing and shall specify in detail such additional action Landlord should take. Unless such notice is given, Landlord's efforts to relet shall be deemed to be adequate. In addition to other remedies available under this Lease, in the event of an occurrence of an Event of Default or, in the event of a threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord for any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Tenant is evicted or dispossessed for any cause, or in the event Landlord obtains possession of the Leased Premises. No receipt of monies by Landlord from or for the account of Tenant or from anyone in possession or occupancy of the Leased Premises after the termination in any way of this Lease or after the giving of any notice of termination, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the receipt of such money, it being agreed that after the service of notice of termination or commencement of a suit, or after final judgment for possession of the Leased Premises, Landlord may receive and collect any rent or other amounts due Landlord and such payment shall not in any respect reinstate said lease and shall not waive, affect or impair said notice, said suit or said judgment without the express written consent of Landlord.

         13.03 Cure of Tenant's Default. In addition to Landlord's remedies in Section 13.02 above, Landlord shall be entitled, but not obligated, to cure any default by Tenant, and Tenant agrees to pay, as additional rent, Landlord's cost of such cure, within ten (10) days after Landlord's written demand.

         13.04 Legal Expenses. If suit shall be brought or claim shall be made (whether or not suit is commenced or judgment entered) for recovery of possession of the Leased Premises, and/or the recovery of rent or any other amount due under provisions of this Lease, or because of the breach of any other covenant herein contained on the part of the Tenant to be kept or performed, and the breach shall be established, Tenant shall pay to Landlord, in addition to all other sums and relief available to Landlord, all expenses incurred therefor, including reasonable attorneys' fees to the maximum extent permitted by law.

         13.05 Failure to Pay; Interest. If Tenant at any time shall fail to pay any taxes, assessments, or liens, to make any payment or perform any act required by this Lease to be made or performed by it, Landlord, without waiving or releasing Tenant from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant. All sums so paid by Landlord and all costs and expenses so incurred shall accrue interest at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by law, from the date of payment or incurring thereof by Landlord and shall constitute additional rent payable by Tenant under this lease and shall be paid by Tenant to Landlord upon demand. All other sums payable by Tenant to Landlord under this lease, if not paid when due, shall accrue interest at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by law, from their due date until paid, said interest to also constitute additional rent under this lease and shall be paid to Landlord by Tenant upon demand.

                                   ARTICLE XIV

                               ACCESS BY LANDLORD

         14.01 Right of Entry. Landlord or Landlord's agents shall have the right to enter the Leased Premises at all reasonable times upon reasonable notice to Tenant to examine the same and to show it to purchasers and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Leased Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part. During the term of this Lease, Landlord may exhibit the Leased Premises to prospective tenants or purchasers and place upon the Leased Premises the usual notice "To Let". Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

                                   ARTICLE XV

                                TENANT'S PROPERTY

         15.01 Taxes on Leasehold. Tenant shall be responsible for and shall pay before delinquency all municipal, county, or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned by or placed in, upon, or about the Leased Premises by Tenant.

         15.02 Loss and Damage. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Leased Premises, or from the pipes, appliances or plumbing works, or from the roof, street or subsurface, or from any other place, or by dampness or by any other cause of whatsoever nature, and whether originating in the Leased Premises or elsewhere. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of the Tenant only, and Tenant hereby holds Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, a waiver of which shall be obtained in advance by Tenant.

         15.03 Notice by Tenant. Tenant shall give prompt notice to Landlord in case of fire or accidents, or damage to or of defects in the Leased Premises or in the building of which the Leased Premises are a part.

                                   ARTICLE XVI

                            HOLDING OVER; SUCCESSORS

         16.01 Holding Over. Any holding over after the expiration of the term hereof, with the consent of Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable provided, however, if such holding over is without the consent of Landlord, minimum rent for such holdover period shall be at 110% of the minimum rent due for the last month of the lease term and shall otherwise be on the terms and conditions herein specified. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including without limitation claims made by the succeeding tenant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         16.02 Successors and Assigns. Except as otherwise herein provided, this Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, representatives, successors and assigns of each party hereto, and all covenants herein contained shall run with the land and bind any and all successors in title to Landlord. No rights shall inure to the benefit of any assignee or subtenant of Tenant unless the assignment or subletting to such assignee or subtenant has been made in accordance with the provisions of Article IX hereof.

                                  ARTICLE XVII

                                 QUIET ENJOYMENT

         17.01 Landlord's Covenant. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord; subject, nevertheless, to all the terms and conditions of this Lease.

                                  ARTICLE XVIII

                             ENVIRONMENTAL INDEMNITY

         18.01 Definitions. As used in this Lease, the following terms shall have the following meanings:

                 (a) "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, and all regulations promulgated thereunder (42 U.S.C.Sections 9601 et seq.).

                  (b) "Code" shall mean any present or future, federal, state or local law, rule, regulation, ordinance, administrative order or administrative regulation relating to the production, storage, disposal, manufacture, use or presence of any Hazardous Substance, as amended from time to time. This term shall also include rules and regulations promulgated pursuant to, or authorized by, the Code.

                  (c) "Environment" shall mean soil, air, surface water, ground water, improvements to land, land, fixtures and trade fixtures.

                  (d) "Environmental Activity" shall mean the presence, existence, use, management of, transportation of, disposal of, manufacture of, handling of, or storage of Hazardous Substances at, on, or under the Leased Premises. The term "Environmental Activity" shall also include any action, anywhere, that emits, releases, discharges, or spills Hazardous Substances into, onto or at the Leased Premises. Proposed, contemplated, or threatened Environmental Activity is also "Environmental Activity".

                  (e) "Environmental Requirements" shall mean the Code and any other rules, regulations, ordinances, authorizations, judgments, decrees, concessions, grants, franchises, agreements and other governmental restrictions, relating to the Environment or any Hazardous Substance or Environmental Activity, federal, state or local, present or future.

                  (f) "Hazardous Substance" shall mean any substance which is:

                           (i)      a "Hazardous Substance" under CERCLA; or

                           (ii) a "Hazardous Waste" under the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sections 9601-6992K, including all regulations promulgated pursuant to RCRA and future amendments to RCRA; or

                           (iii)    petroleum, refined oil, motor oil,
                  lubricating oil, liquid fuel, natural gas, synthetic gas, gasoline, diesel fuel, kerosene, propane and butane; or

                           (iv) any other substance designated by state or federal officials as harmful to human health or the Environment, including carcinogens and friable asbestos, present in a quantity potentially sufficient to result in such harm, or which actually results in the decline in the market value of the Leased Premises due to the presence or suspected presence of these substances; or

                           (v) any substance listed on the "Title III List of Lists" prepared by the Environmental Protection Agency and amendments thereto.

                  (g) "Use" shall mean use, ownership, development, construction, maintenance, management, remodeling, operation or occupancy.

         18.02 Landlord's Indemnity. Landlord shall indemnify, defend and save and hold harmless Tenant from and against any and all losses, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees) suffered, incurred by or asserted against Tenant as a result of
(i) any Environmental Activity or any failure of Landlord or any other person to comply with all applicable Environmental Requirements relating to the Leased Premises or the Use of the Leased Premises at any time prior to the commencement of the term of this Lease, or (ii) any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency which has resulted or is alleged to have resulted directly or indirectly from any Environmental Activity relating to the Leased Premises or the Use of the Leased Premises at any time prior to the commencement of the term of this Lease, or
(iii) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against Tenant, which directly or indirectly relates to, arises from or is based upon any matters described in clauses (i) and (ii) of this Section, or (iv) any matter set forth in clauses
(i), (ii) or (iii) of this Section with respect to any period of Landlord's ownership of the Leased Premises after the later of the expiration or sooner termination of this Lease.

         18.03 Tenant's Indemnity. Tenant shall indemnify, defend and save and hold harmless Landlord from and against any and all losses, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees) suffered, incurred by or asserted against Landlord as a result of (i) any Environmental Activity or any failure of Tenant to comply with all applicable Environmental Requirements relating to the Leased Premises or the Use of the Leased Premises during the term of this Lease, or (ii) or any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency which has resulted or is alleged to have resulted directly or indirectly from any Environmental Activity relating to the Leased Premises or the Use of the Leased Premises during the term of this Lease, or
(iii) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against Landlord which directly or indirectly relates to, arises from or is based upon any matters described in clauses (i) and (ii) of this Section.

                                   ARTICLE XIX

                                  MISCELLANEOUS

         19.01 Waiver. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or condition of this Lease shall be deemed to have been waived by either party unless such waiver shall be in writing.

         19.02 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent installments herein stipulated shall be deemed to be other than on account of the most current stipulated rent owed at that time, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction.

         19.03 No Partnership. Neither party shall, in any way or for any purpose, become a partner of the other party in the conduct of its business or otherwise, or joint adventurer or a member of a joint enterprise with the other party.

         19.04 Landlord's Liability. If Landlord shall fail to perform any covenant, term or condition of this lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Leased Premises as the same may then be encumbered and neither Landlord nor if Landlord be a partnership, any of the partners comprising such partnership shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to levy execution against any property of Landlord other than its interest in the Leased Premises as hereinbefore expressly provided. In the event of the sale or other transfer of Landlord's right, title and interest in the Leased Premises, Landlord shall be released from all liability and obligations hereunder.

         19.05 Notices and Payments. Any notice by Tenant to Landlord must be served by certified mail, postage prepaid, addressed to both of the following parties: (i) Lenexa Alden, LLC, c/o Coulson & Company, 3520 W. 75th St., Ste. 201, Prairie Village, Kansas 66208, Attn: Fred N. Coulson, III, and (ii) Lenexa Alden, LLC, c/o Smith Danielson Group, P.O. Box 25362, Shawnee Mission, Kansas 66225, Attn: Daniel Smith, or at such other address as Landlord may designate from time to time by written notice. Any notice by Landlord to Tenant must be served by certified mail, postage prepaid, addressed to Tenant at the Leased Premises, or at such other address as Tenant may designate from time to time by written notice to Landlord. All notices shall be effective upon delivery or attempted delivery in accordance with this Section. Until otherwise notified in writing, Tenant shall pay all rent reserved herein and all other sums required under this Lease by check payable to the order of Landlord, and shall forward the same to Landlord as herein provided.

         19.06 Financial Statements. The persons signing this Lease on behalf of Tenant hereby personally represent and warrant to Landlord that the financial statements of Wheeling Pittsburgh Corporation delivered to Landlord prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Tenant and any guarantors. Tenant acknowledges that in entering into this Lease, Landlord is relying upon such statements and Tenant shall supply Landlord updated financial statements of Tenant and guarantors annually and from time to time as requested by Landlord.

         19.07 Captions and Section Numbers. The captions, section numbers, article numbers, and headings appearing in this Lease are inserted only as a matter of convenience, and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease.

         19.08 Definitions. The word "Tenant" shall mean each and every person, firm or corporation mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and it shall have the same force and effect as if given by or to all thereof. If there shall be more than one Tenant, they shall all be bound jointly and severally.

         19.09 Partial Invalidity. If any term, covenant, or condition of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant, or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         19.010 Recording. This Lease, or a certificate or memorandum thereof prepared by Landlord, may at the option of Landlord be recorded. Tenant shall execute any such certificate, short form lease or memorandum upon demand by Landlord.

         19.011 Entire Agreement. This Lease, sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the leasing by Tenant of the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto, and their representatives regarding the leasing by Tenant of the Leased Premises, are merged herein and extinguished, this Lease superseding and canceling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced.

         19.012 Applicable Law. This Lease and the rights and obligations of the parties arising hereunder shall be construed in accordance with the laws of the State of Kansas.

         19.013 Consents. Whenever Landlord's consent is required herein, such consent shall not be unreasonably withheld, delayed or conditioned.

         19.014 Authority. In the event Tenant hereunder shall be a corporation, the persons executing this lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State; all franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; and those persons executing this lease on behalf of Tenant are duly qualified and authorized to bind, and in fact do bind, the corporation.

         19.015 Interpretation. Both parties have read this Lease and had the opportunity to employ legal counsel and negotiate changes to the Lease. The Lease is the joint product of the parties and, in the event of any ambiguity herein, no inference shall be drawn against a party by reason of document preparation.

         19.016 Broker. Landlord and Tenant represent to each other that neither has dealt with any broker in connection with the negotiation or execution of this Lease. Each party shall indemnify, defend and hold the other harmless from and against any loss, cost, expense or damage arising from any claim for commission or other compensation made by any broker or other agent claiming by or through such party.

                                   ARTICLE XX

                                SECURITY DEPOSIT

         20.01 Amount of Deposit. Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of Thirty-nine Thousand two hundred sixty-seven and 36/100 Dollars ($39,267.36), the receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease by said Tenant to be kept and performed during the term hereof. Tenant specifically agrees that any deposit held hereunder by Landlord may be commingled with any other funds of Landlord.

         20.02 Use and Return of Deposit. Should Tenant fail to keep and perform any of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant, and Landlord elects to terminate this Lease, as provided herein, Landlord may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained by Landlord due to such breach, without prejudice to its further rights and remedies.

         Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due from Tenant hereunder, and Landlord elects not to terminate this Lease, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to the original sum deposited. Should Tenant comply with all the terms, covenants and conditions of this Lease, the said deposit shall be returned in full to Tenant at the end of the term of this Lease or upon its earlier termination.

         20.03 Easement. Tenant hereby agrees that Landlord and its successors and assigns shall be entitled to a perpetual easement under, across, and through that portion of the Leased Premises located to the south of the large metal building located on the Leased Premises for purposes of ingress and egress. It is expressly understood and agreed that the terms, covenants and conditions of this provision shall be and

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

constitute covenants running with and binding upon the Leased Premises and shall constitute an obligation on the Leased Premises.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                           LANDLORD:

                           LENEXA ALDEN, LLC

                           By: [signature illegible]
                               -------------------------------------------------
                           Print Name:__________________________________________
                           Title: Member

                           TENANT:

                           WHEELING-PITTSBURGH STEEL CORPORATION

                           By: /s/ Steven R. Lacy
                               -------------------------------------------------
                           Print Name: Steven R. Lacy
                           Title: VP and General Counsel

                                       17